Exhibit A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of shares of Common Stock, $0.001 par value per share, of BridgeBio Pharma Inc., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: July 10, 2019

KKR GENETIC DISORDER L.P.
By: KKR Genetic Disorder GP LLC, its general partner

	By:	/s/	Terence Gallagher
	Name:		Terence Gallagher
	Title:		Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR GENETIC DISORDER GP LLC

	By:	/s/	Terence Gallagher
	Name:		Terence Gallagher
	Title:		Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT HOLDINGS L.P.
By: KKR Management Holdings Corp., its general partner

	By:	/s/	Terence Gallagher
	Name:		Terence Gallagher
	Title:		Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT HOLDINGS CORP.

By:	/s/	Terence Gallagher
Name:		Terence Gallagher
Title:		Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR GROUP HOLDINGS CORP.

By:	/s/	Terence Gallagher
Name:		Terence Gallagher
Title:		Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR & CO. INC.

By:	/s/	Terence Gallagher
Name:		Terence Gallagher
Title:		Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT LLC

By:	/s/	Terence Gallagher
Name:		Terence Gallagher
Title:		Attorney-in-fact for William J. Janetschek, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/	Terence Gallagher
Name:		Terence Gallagher
Title:		Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/	Terence Gallagher
Name:		Terence Gallagher
Title:		Attorney-in-fact